                                                                 EXHIBIT 10.29


                                                AMENDMENT #4 TO MASTER AGREEMENT

                                    FOR VALUE ADDED SERVICES (BRAZIL) BY BETWEEN
     AOL BRASIL LTDA, AND EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL

         This Amendment (the "Amendment #4"), effective as of April 25, 2001 (Amendment Date"), is entered into by and between AOL BRASIL LTDA., a Brazilian corporation headquartered at Avenida Industrial 600, 2o. Andar, Santo Andre, 08090-500, Sao Paulo - SP, registered with the Ministerio de Fazenda under number 03.032.579/0001-62, represented by its Director, Milton da Rocha Camargo, hereinafter called AOL, and EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, a Brazilian corporation headquartered at Av. Presidente Vargas, 1012, 20179-900, Rio de Janeiro - RJ, registered with the Ministerio de Fazenda under number 33.530,486/0001-29, represented by its Regional Sales Director, Sergio Guedelha Coutinho, and its Account Manager, Marcus Viniclus Leme Brisola Caseiro, hereinafter called EMBRATEL, and modifies, and is incorporated into, the Master Agreement for Value Added Services (Brazil) dated October 18, 1999 by and between AOL and EMBRATEL (the "Agreement").

         This Amendment modifies the section of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement shall have the same meaning when used in this Amendment.

         All terms and conditions of the Agreement not otherwise specifically modified in this Amendment remain unchanged and in full force and effect.

         In the case of conflict between the terms of this Amendment and the remaining terms and conditions of the Agreement, the terms of this Amendment shall control.

1.       DEPLOYMENT PLAN

         1.1 Exhibit C of the Agreement is hereby amended by ADDING the following provisions, which shall terminate three (3) years after the effective date of this Amendment:

         ---------- -------------------------------------- -------------------
                    AOL DESIGNATED CITIES                        MODEMS
         ---------- -------------------------------------- -------------------
            1.      BELEM - SP                                   [ ** ]
         ---------- -------------------------------------- -------------------
            2.      BELO HIROZONTE - MG                          [ ** ]
         ---------- -------------------------------------- -------------------
            3.      CURITIBA - PR                                [ ** ]
         ---------- -------------------------------------- -------------------
            4.      FLORIANOPOLIS - SC                           [ ** ]
         ---------- -------------------------------------- -------------------
            5.      FORTALEZA - CE                               [ ** ]
         ---------- -------------------------------------- -------------------
            6.      GOIANIA - GO                                 [ ** ]
         ---------- -------------------------------------- -------------------
            7.      LAGES - SC                                   [ ** ]
         ---------- -------------------------------------- -------------------
            8.      PETROPOLIS - RJ                              [ ** ]
         ---------- -------------------------------------- -------------------
            9.      PORTO VELHO - RO                             [ ** ]
         ---------- -------------------------------------- -------------------
            10.     RECIFE - PE                                  [ ** ]
         ---------- -------------------------------------- -------------------
            11.     SANTA MARIA - RS                             [ ** ]
         ---------- -------------------------------------- -------------------
            12.     UBERABA - MG                                 [ ** ]
         ---------- -------------------------------------- -------------------
                                               TOTAL             [ ** ]
         ---------- -------------------------------------- -------------------


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         1.2 Exhibit C of the Agreement is hereby amended by REDUCING the following provisions, after the effective date of this Amendment:

          ---------- ------------------------------------- -------------------
                     AOL DESIGNATED CITIES                       MODEMS
          ---------- ------------------------------------- -------------------
             1.      JUNDIAI - SP                                [ ** ]
          ---------- ------------------------------------- -------------------
             2.      OSASCO - SP                                 [ ** ]
          ---------- ------------------------------------- -------------------
             3.      SANTO ANDRE - SP                            [ ** ]
          ---------- ------------------------------------- -------------------
                                                TOTAL            [ ** ]
          ---------- ------------------------------------- -------------------





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IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the Amendment Date.

                                                       Sao Paulo, April 25, 2001

EMPRESA BRAS.                                        AOL BRASIL LTDA.
TELECOMUNICACOES S/A/ -
EMBRATEL

By:                                                  By:



/s/ SERGIO GUEDELHA COUTINHO                         /s/ MILTON CAMARGO
-----------------------------------------            --------------------------
Sergio Guedelha Coutinho                             Milton Camargo
SALES DIRECTOR                                       DIRECTOR

By:



/s/ MARCUS VINICIUS LEME BRISOLA CASEIRO
-----------------------------------------
Marcus Vinicius Leme Brisola Caseiro
ACCOUNT MANAGER

WITNESSES:

By:                                                  By:
   -----------------------------------                 ------------------------




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